UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23778

          ARK Venture Fund

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220

            St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive

             Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: July 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

(a)     The Report to Shareholders is attached herewith.

ARK INVEST

ARK VENTURE FUND
ANNUAL REPORT

JULY 31, 2026

INVESTING AT THE PACE OF **INNOVATION**

	Class D	Class S	Class U
ARK Venture Fund	**ARKVX**	**ARKSX**	**ARKUX**

Shareholder Letter (Unaudited)

Dear Shareholder:

ARK Investment Management LLC (“ARK” or the “Adviser”), the investment adviser to the ARK Venture Fund (the “Fund” or “ARKVX”), specializes in thematic investing in disruptive innovation. The Fund is an actively managed, closed-end interval fund that invests in public and private companies focused on technologically enabled innovation. Importantly, we aim to democratize venture capital, enabling any investor with a minimum of $500 to invest in private and public companies that we believe are going to change the way the world works. Importantly, the Fund eliminates the need for investors to navigate burdensome qualification or accreditation thresholds. In addition, the Fund expects to offer liquidity equal to 5% of NAV (net asset value) through quarterly share repurchase offer.1

The Fund invests in companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, multiomic sequencing, and blockchain technology. According to ARK’s research, these five innovation platforms are converging to create unprecedented growth trajectories. AI is the most important catalyst, its velocity cascading rapidly through all other technologies.

During the fiscal year ended July 31, 2026, the case for broadening access to private markets became even more compelling. The Fund’s net assets increased from ~$207 million2 as of July 31, 2025 to ~$1.18 billion3 as of July 31, 2026. At fiscal year-end, the Fund’s private and public market-value exposure was 70.9% and 29.1%, respectively, reflecting our ability to invest across company life cycles. Top holdings included SpaceX, OpenAI, Stripe, Anthropic, Tenstorrent, Ayar Labs, Kalshi, Figure AI, Wayve and Replit.

SpaceX exemplifies ARK’s view that public-private crossover investing is the special sauce. We first invested in SpaceX while it was private. The company completed its public listing in June 2026,4 pricing its initial public offering at $135 per share. Trading under the ticker SPCX, the stock opened at $150 per share, implying a ~$1.77 trillion valuation.5 SpaceX’s transition from private to public markets illustrated that a significant portion of value creation by category-defining innovation companies can occur before the first day of public trading — a dynamic from which ARKVX investors have benefitted.

The pattern is visible across artificial intelligence as well. Anthropic announced a $65 billion Series H financing at a $965 billion post-money valuation in May 2026,6 confidentially submitting its draft S-1 to the SEC on June 1, 2026.7 On June 8, 2026,8 OpenAI also announced that it had submitted a confidential S-1, the timing of its prospective IPO not yet decided. We believe these developments underscore an important structural transformation unfolding in the capital markets: companies at the center of major technological shifts are reaching extraordinary scale while still private.

Concurrently, the broader venture market also has begun to recover, though in a concentrated way. According to PitchBook and the National Venture Capital Association, US startups raised more than $400 billion in the first half of 2026, already surpassing every previous full-year investment total on record.9 AI and mega-rounds drove much of that activity, while the broader recovery remained uneven. Capital is returning — though not indiscriminately — flowing toward companies with perceived scarcity value, technical leadership, and large addressable markets.

Other market players are beginning to notice the access issues that led to the creation of the ARK Venture Fund in 2022. For example,

•        Robinhood announced Robinhood Ventures Fund I in September 2025 as a listed closed-end fund intended to expand retail access to private companies.10

•        Robinhood recently announced a second fund, Robinhood Ventures Fund II, which is focused on early-stage private companies.11

•        Bill Ackman’s Pershing Square has begun work on Pershing Square Ventures, an evergreen permanent-capital vehicle focused on late-stage private companies.12

1             ARK Investment Management LLC. 2026. “Invest Today.” ARK Funds.

2             ARK Venture Fund. 2025. “Annual Report by Investment Company (Form N-CSR).” SEC, as of July 31, 2025.

3             ARK Investment Management LLC. 2026. “ARK Venture Fund (ARKVX).” ARK Funds, as of July 31, 2026.

4             Space Exploration Technologies Corp. 2026. “Space Exploration Technologies Corp. Announces Pricing of Initial Public Offering.”

5             Nasdaq. 2026. “SpaceX (SPCX): Rocket Company Launches Historic IPO.” Nasdaq Newsroom.

6             Anthropic. 2026. “Anthropic Raises $65B in Series H Funding at $965B Post-Money Valuation.”

7             Anthropic. 2026. “Anthropic Confidentially Submits Draft S-1 to the SEC.”

8             OpenAI. 2026. “Confidential Submission of Draft S-1 to the SEC.”

9             PitchBook and National Venture Capital Association. 2026. “PitchBook-NVCA Venture Monitor.”

10           Robinhood. 2025. “Introducing Robinhood Ventures.”

11           Robinhood. 2026. “Robinhood Ventures Fund II: Request Shares Today.”

12           Hughes, A. 2026. “Bill Ackman’s Pershing to Debut Venture Fund for Pre-IPO Bets.” Bloomberg Law.

Shareholder Letter (concluded) (Unaudited)

While the structures of those products differ from interval funds like ARKVX, we all share the important premise that investors need better pathways to participate in the private-market portion of innovation.

We welcome the growing validation from other fund managers. We also still believe in the relative advantages of the Fund’s uniqueness. ARKVX combines access to private and public companies alongside the benefits of ARK’s active management, our proprietary research, and our deep expertise across five major innovation platforms. ARKVX’s interval structure offers daily NAV exposure directly to companies’ capitalization tables, while quarterly NAV-based repurchases balance investor access with the illiquidity of private assets. In our view, doing so provides one of the cleanest ways for a broad investor base to participate in private markets.

The Fund’s investment mandate is similar to that of ARK’s flagship exchange-traded fund (“ETF”) — the ARK Innovation ETF (ARKK) — in that it seeks to invest in the five innovation platforms mentioned above. The ARK Venture Fund expands that powerful opportunity set to the private markets. Like our public equity strategies, our top-down and bottom-up research methodology is the lens through which we screen and select investments. We continue to believe that our differentiated value proposition and our network of co-investors, public companies, founders, and academics offers access to the most promising private technology companies.

In the following pages, you will find information relating to your Fund investment. If you have any questions, I encourage you to contact either your financial intermediary or ARK directly. You can find additional information, including the details of our portfolio holdings, on the Fund’s website, located at: www.ark-funds.com/funds/arkvx.com

We appreciate the opportunity to help you meet your investment goals. Thank you for enabling us to invest for you at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance (Unaudited)

The ARK Venture Fund (“ARKVX” or, the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital growth. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. There can be no assurance that the Fund will achieve its investment objective.

Broad-based global equity markets advanced during the fiscal year, although returns were punctuated by changing expectations for inflation, interest rates, trade policy, and the pace of economic growth. Innovation-oriented companies benefited from accelerating demand for artificial intelligence infrastructure and applications, rising electricity needs associated with data centers, renewed interest in advanced nuclear power, and continued progress in space, digital assets, and multiomics. At the same time, elevated capital requirements, uneven access to financing, and company-specific execution risks created meaningful dispersion across both public and private holdings. In our view, the convergence of AI, robotics, energy storage, blockchain technology, and multiomic sequencing continues to lower costs, improve productivity, and expand addressable markets across the global economy.

During the fiscal year ended July 31, 2026, the Fund outperformed the S&P 500 Index and the MSCI World Index.

Among private holdings, the top positive contributors to performance were Space Exploration Technologies Corp. (SpaceX) and Anthropic.

SpaceX contributed to Fund performance during the period, culminating in its public listing in June 2026, the largest US IPO on record. As an early private investor in both SpaceX and xAI, the Fund benefited significantly from the appreciation in SpaceX’s valuation prior to its public debut. Operationally, SpaceX continued to scale its launch and satellite communications platforms, with Starlink reaching approximately 10.3 million subscribers as of March 31, 2026, while advancing Starship and its higher-capacity Starlink V3 satellites. Although shares pulled back following the IPO amid profit-taking, we believe SpaceX’s transition from a private investment to a public company highlights the Fund’s ability to identify and invest in transformative companies well before they reach the public markets.

Anthropic contributed to Fund performance as adoption of Claude expanded among enterprises and software developers. In September 2025, Anthropic completed a $13 billion financing at a $183 billion post-money valuation and reported that run-rate revenue had increased to more than $5 billion by August. The company subsequently raised $30 billion at a $380 billion post-money valuation in February 2026, and $65 billion at a $965 billion post-money valuation in May 2026. Anthropic reported run-rate revenue of $47 billion in May, supported by growth in enterprise use and Claude Code. Continued product releases, customer expansion, and financing at higher valuations increased the value of the Fund’s investment.

Among private holdings, the detractors from performance were Blockdaemon and Epic Games.

Blockdaemon detracted from Fund performance after the Fund reduced the fair value of its private investment during the period. The company nevertheless continued to broaden its institutional blockchain infrastructure offering, including support for institutional staking, wallet infrastructure, and tokenized-asset networks. During 2026, Blockdaemon announced additional integrations and partnerships across Ethereum, Solana, Hyperliquid, Robinhood Chain, and the Canton Network. The negative contribution therefore reflected the Fund’s valuation mark and the illiquidity inherent in private securities, rather than a single disclosed operating event.

Epic Games detracted from Fund performance as weaker Fortnite engagement and a high-cost base pressured the company’s outlook. In March 2026, Epic announced the elimination of more than 1,000 positions and identified more than $500 million of additional savings across contracting, marketing, and open roles. Management stated that a downturn in Fortnite engagement that began in 2025 had left the company spending significantly more than it was generating. Although Epic continued to invest in Fortnite, Unreal Engine, creator tools, and its digital storefront, the restructuring and uncertain timing of an engagement recovery weighed on the Fund’s valuation during the period.

Among public holdings, the top positive contributors to performance were Absci and 10x Genomics.

Shares of Absci contributed to Fund performance after the company reported positive interim Phase 1 data for its investigational anti-PRLR antibody, ABS-201, for the treatment of androgenic alopecia, a form of hair loss, in addition to the closing of a $100 million financing round anchored by Eli Lilly. Additionally, BTIG and Leerink initiated coverage with buy ratings during Q2 2026.

Shares of 10x Genomics contributed to Fund performance during the period, supported by improving consumables trends and sentiment across life-science tools and diagnostics. Spatial consumables revenue increased 19% year-over-year, driven by Xenium adoption, while the launch of Xenium Protein expanded the platform’s capabilities. Later, fourth-quarter revenue came in ~6% above consensus, and single-cell consumables returned to growth. Management also highlighted partnerships focused on AI-ready cancer datasets and diagnostic applications. Shares briefly came under pressure after Microsoft announced a potentially competing approach, but improving fundamentals and broader optimism across genomics tools supported the stock during the fiscal year.

Management’s Discussion of Fund Performance (continued) (Unaudited)

Among public holdings, the detractors from performance were Canton Strategic Holdings and Tempus AI.

Shares of Canton Strategic Holdings detracted from fund performance, driven primarily by continued equity dilution and investor uncertainty around the company’s evolving Canton Coin (CC) treasury strategy. While the company’s latest filings emphasized the long-term potential of the Canton network and its institutional adoption narrative, disclosures around CC holdings, valuation, and liquidity remain limited, contributing to investor caution.

Shares of Tempus AI detracted from Fund performance during the period amid broader weakness across clinical diagnostics and company-specific developments. Despite strong underlying growth, including first-quarter revenue growth of 36% year-over-year, investors raised concerns about the hereditary oncology business and potential dilution associated with the proposed all-stock acquisition of Personalis. Earlier in the period, shares also declined as elevated investor expectations moderated following significant share-price appreciation. While third-quarter results exceeded consensus expectations, the magnitude of the beat fell short of heightened expectations. Overall, we believe share-price weakness reflected shifting investor expectations, acquisition-related concerns, and broader macroeconomic pressure, rather than a meaningful change in Tempus AI’s long-term opportunity.

Average Annual Total Returns as of 7/31/26
	1 Year	3 Year (Annualized)	Since Inception (Annualized)
ARK Venture Fund – Class D Shares – Total Return	62.94%	29.93%	30.26%
S&P 500 Index	19.53%	19.28%	19.35%
MSCI World Net Index	20.41%	18.12%	18.63%

Management’s Discussion of Fund Performance (concluded) (Unaudited)

Growth of an Assumed $10,000 Investment of the Fund's Class D Shares Since Inception* Through 7/31/26 (At Net Asset Value)

SPX Index is the S&P 500 Index

MWO Index is the MSCI World Index

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ark-ventures.com. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. As stated in the Fund’s current prospectus, as supplemented, the net expense ratio for the Fund's Class D Shares is 2.90%. Additional information about fees and expense levels can be found in the Fund’s current prospectus. Returns are based on the dollar value of a single Class D share of the Fund, calculated using the value of the underlying assets attributed to Class D Shares of the Fund minus its liabilities, divided by the number of Class D shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, repurchase fees, or the effects of taxes on any capital gains and/or distributions.

Sector Diversification (as a percentage of total investments) July 31, 2026

The ARK Venture Fund’s Private Investments July 31, 2026 (Unaudited)
Kalshi	Kalshi is a federally regulated financial exchange that allows users to trade on the outcomes of future events-known as “event contracts.”
Ayar Labs	Ayar Labs is a semiconductor company focused on developing advanced optical interconnect technology for AI and high-performance computing in data centers.
OpenAI	OpenAI is a leading developer of foundational artificial intelligence models driving a rapid acceleration in generative AI capabilities.
Stripe	Stripe operates a developer-centric, API-driven financial infrastructure platform that enables businesses to accept payments, send payouts, and manage their operations online.
Anthropic	Anthropic is an AI startup conducting research and building AI products that put safety at the frontier.
Lila Sciences	Lila Sciences is a technology company pioneering the application of artificial intelligence to transform every aspect of the scientific method.
Crusoe	Crusoe is an energy-first AI infrastructure company building scalable, sustainable computing platforms that power next-generation artificial intelligence workloads.
Tenstorrent	Tenstorrent, a semiconductor startup, is pioneering the development of high-performance CPU and AI chips.
Figure AI	Figure Robotics is an artificial intelligence robotics company that is building a multi-purpose humanoid form robot.
Replit	Replit is a modern browser-based coding platform with an embedded AI coding assistant.
Wayve	Wayve is an autonomous driving company, developing a hardware-agnostic, mapless “AI Driver” using end-to-end deep learning.
Databricks	Databricks is a software platform that helps its customers unify their analytics across the business, data science, and data engineering.
K2 Space	K2 Space is a vertically integrated satellite manufacturer building high-power, high-mass spacecraft for commercial and national security missions.
Shield AI	Shield AI is developing a proprietary autonomous software called Hivemind which intends to be a user-friendly software that is portable across several aircraft.
Cellares

Cellares is a South San Francisco-based cell therapy contract development and manufacturing organization (CDMO), founded in 2018, that has developed a fully automated, integrated platform for the manufacture and quality control of cell therapies.

Zipline	Drone delivery company Zipline operates in Africa, the US, and Japan, providing instant delivery service.
Wonder	Wonder is a New York-based food company founded in 2018 by Marc Lore aiming to build a “super app for mealtime.”
Boom Supersonic	Boom Supersonic is a pioneering aerospace company founded with the goal of making supersonic air travel accessible and mainstream.

The ARK Venture Fund’s Private Investments (continued) July 31, 2026 (Unaudited)
Neuralink	Neuralink Corp. is an American neurotechnology company that has developed, as of 2024, implantable brain–computer interfaces.
Epic Games	Epic Games is a video game and software company that develops and publishes its own video games and offers its game engine technology to other developers.
Hydra Host	Hydra Host is an AI infrastructure company building a distributed marketplace for high-performance compute, connecting enterprises and developers with global GPU resources.
Lambda	Lambda Inc. (Lambda Labs) is a specialized GPU cloud infrastructure provider, serving accelerated compute for AI training and inferencing workloads.
Manna	Manna Drone Inc is an Ireland-based technology company founded in 2018 that specializes in autonomous drone delivery services.
Iambic	Iambic Therapeutics is pioneering the next generation of drug discovery with its AI-powered platform that integrates physics-informed algorithms, quantum chemistry, and high-throughput biology.
Impulse Labs	Impulse Labs is a manufacturer of an induction cooktop. Its key technology is the Impulse Core, a patent-pending modular power platform capable of operating across a range of home appliances.
Lucra Sports	Lucra offers a white-label gamification product to consumer-facing companies across in-person entertainment, media, and professional and recreational sports.
Radiant Industries	Radiant Industries, Inc. is in the process of developing an advanced nuclear microreactor that provides an alternative to fossil fuels.
Apptronik	Apptronik, Inc. is a robotics company spun out of the University of Texas in 2016, specializing in general-purpose humanoid robots for industrial and logistics.
Architect	Architect is an institutional financial-technology company building next-generation infrastructure for global capital markets.
Gatik	Gatik AI Inc. offers short-haul business to business logistic services to retail industry via a fleet of self-driving trucks.
Hark Labs	Hark Labs is building next-generation artificial intelligence systems designed to transform how enterprises deploy and operationalize AI in real-world workflows.
Revolut	Revolut is a global neobank and fintech company headquartered in London, UK, offering digital banking and financial services through its mobile app.
Discord Inc	Discord is a casual communications platform that enables its individual users and groups/organizations to communicate via text, audio, and video.
Firmly	Firmly makes digital ads and impressions more shoppable with significantly higher conversions.
Portal Space Systems	Portal Space Systems is developing next-generation spacecraft designed to enable rapid mobility and maneuverability across orbits.

The ARK Venture Fund’s Private Investments (concluded) July 31, 2026 (Unaudited)
Mythical Games	Mythical Games provides a suite of tools to enable video game publishers/developers to launch blockchain-based games.
Perplexity	Perplexity AI is a conversational search engine that uses large language models (LLMs) to answer queries.
Relation Therapeutics	Relation Therapeutics is a company using AI, ML and innovative in-vitro disease models to develop novel therapeutics to treat osteoporosis and other disorders.
Umoja Biopharma	Umoja is developing a new approach to cancer therapy that retools a patient’s immune system in vivo, enhancing the body’s natural capacity to fight cancer.
SonaThera	SonoThera is a U.S.-based biotechnology company developing a non-viral gene therapy delivery platform and its own pipeline of genetic medicines.
Blockdaemon	Blockdaemon is a cryptocurrency infrastructure provider.
GameFam	GameFam is one of the leading publishers building games for Roblox, Fortnite and other user generated content (UGC) based platforms.
Chipper Cash	Chipper Cash is a fintech company offering financial products to consumers and businesses across Africa.
Axiom Space	Axiom Space operates missions to the International Space Station (ISS) for customers.
KINO	KINO is an interactive digital cinema application built for mobile and TV.
Outrider	Outrider AI is a private company pioneering autonomous yard operations for logistics hubs.
Pave Financial	Pave.dev is a credit scoring and attribute platform that lenders and debt facilities can use for underwriting decisions and risk analytics.
Sortium	Sortium AI is a cutting-edge artificial intelligence (AI) platform designed for the gaming and virtual production industries.
Humata AI	Humata is an early-stage AI startup that enables users to extract knowledge from files.
Flexport	Flexport is a tech-enabled platform that helps customers manage their supply chain.

Consolidated Schedule of Investments ARK Venture Fund
July 31, 2026
	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PUBLIC COMPANIES – 27.9%
AEROSPACE & DEFENSE – 8.6%
Archer Aviation, Inc., Class A*(a)	446,296	$3,089,953	$2,070,813
Space Exploration Technologies Corp., Class A*(g)	923,640	36,997,917	100,094,867
		40,087,870	102,165,680
AUTOMOBILES – 0.9%
Kodiak Ai, Inc.*(a)(g)	1,245,491	4,651,802	5,417,886
Tesla, Inc.*	16,656	6,481,979	5,183,514
		11,133,781	10,601,400
BIOTECHNOLOGY – 5.3%
Absci Corp.*	1,625,506	4,666,240	12,646,437
Beam Therapeutics, Inc.*(a)	458,567	12,047,779	11,702,630
CRISPR Therapeutics AG (Switzerland)*(a)	248,834	12,902,561	11,941,544
Generate BioMedicines, Inc.*(a)(g)	409,871	5,806,248	5,738,194
Intellia Therapeutics, Inc.*(a)	540,589	7,319,832	5,773,490
Prime Medicine, Inc.*(a)	2,918,332	10,739,547	8,521,529
Recursion Pharmaceuticals, Inc., Class A*(a)	2,070,155	8,107,597	6,210,465
		61,589,804	62,534,289
CAPITAL MARKETS – 0.8%
Coinbase Global, Inc., Class A*	30,753	5,431,019	4,497,934
Robinhood Markets, Inc., Class A*	62,134	4,677,932	5,378,319
		10,108,951	9,876,253
DIVERSIFIED FINANCIAL SERVICES – 0.5%
Canton Strategic Holdings, Inc.*(a)	2,821,492	8,676,088	5,445,479
ELECTRIC – GENERATION – 0.9%
X-Energy, Inc.*(a)(g)	662,899	10,940,894	10,811,883
ENTERTAINMENT – 0.3%
ROBLOX Corp., Class A*	115,236	6,153,505	4,102,401
FINANCE-OTHER SERVICES – 0.7%
Securitize Corp.*(g)	1,296,916	10,000,000	8,650,430
HEALTHCARE PRODUCTS – 4.3%
Alamar Biosciences, Inc.*(a)	667,717	15,700,192	16,933,303
Freenome Inc.*(g)	2,019,291	20,499,398	22,515,095
Genedx Holdings Corp., Class A*	76,976	5,059,907	5,011,907
Twist Bioscience Corp.*(a)	68,391	1,745,955	6,261,196
		43,005,452	50,721,501
INFORMATION TECHNOLOGY – 0.8%
Coreweave, Inc., Class A*	132,537	12,541,845	9,512,180
INTERNET SOFTWARE & SERVICES – 1.2%
Alphabet Inc, Class C	41,036	14,613,485	14,635,489
IT SERVICES – 0.2%
Shopify, Inc., Class A (Canada)*	24,444	3,305,942	2,863,615
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
LIFE SCIENCES TOOLS & SERVICES – 1.0%
10X Genomics, Inc., Class A*		209,203	$3,336,413	$9,889,026
Pacific Biosciences of California, Inc.*(a)		1,725,183	2,760,376	2,415,256
			6,096,789	12,304,282
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.0%
NVIDIA Corp.		58,089	11,263,326	11,661,367
SOFTWARE – 1.2%
Tempus AI, Inc., Class A*(a)		326,126	17,670,163	14,307,148
TOTAL COMMON STOCKS IN PUBLIC COMPANIES			267,187,895	330,193,397
PREFERRED STOCKS IN PRIVATE COMPANIES – 52.6%
AEROSPACE & DEFENSE – 4.1%
Axiom Space, Inc, Series C*(b)(c)	4/12/23	2,960	500,033	487,937
Boom Technology, Inc., Series A*(b)(c)	11/22/24	439,560	200,000	560,087
Boom Technology, Inc., Series B-1*(b)(c)	12/01/25	12,540,757	14,999,999	15,979,433
Boom Technology, Inc., Series B-3*(b)(c)	4/16/25	1,793,400	1,500,000	2,285,150
K2 Space Corporation, Series D-1*(b)(c)	7/29/26	159,904	24,691,269	24,691,269
Portal Space Systems, Inc., Series A-1*(b)(c)	4/6/26	480,601	5,224,998	4,544,851
			47,116,299	48,548,727
AUTO PARTS & EQUIPMENT – 0.6%
Gatik AI, Inc., Series D*(b)(c)	4/08/26	285,420	4,999,988	5,319,858
Gatik AI, Inc., Series D-1*(b)(c)	4/08/26	63,426	1,000,000	1,182,178
Outrider Technologies, Inc., Series D*(b)(c)	7/23/24	322,131	999,998	504,779
			6,999,986	7,006,815
BIOTECHNOLOGY – 5.8%
Iambic Therapeutics, Inc., Series B-3*(b)(c)	10/29/25	3,870,967	11,999,998	12,512,127
Lila Sciences, Inc., Series A*(b)(c)	1/13/25	1,571,312	2,999,999	17,771,539
Life Sciences Inc., Series B-1*(b)(c)	7/31/26	2,661,934	29,999,996	29,999,996
Relation Therapeutics, Inc., Series Seed-2*(b)(c)	1/26/24	1,841,959	2,999,998	3,195,615
SonoThera Inc., Series B*(b)(c)	6/8/26	2,000,000	2,000,000	2,005,800
Umoja Biopharma Inc., Series C*(b)(c)	12/20/24	632,140	2,500,000	3,028,456
			52,499,991	68,513,533
COMMUNICATION – 0.1%
Discord, Inc., Series A*(b)(c)	12/30/25	34,610	1,027,735	917,677

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2026
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
COMPUTERS – 1.2%
Hammerspace, Inc., Series A-1*(b)(c)	7/26/23	511,456	$499,999	$2,120,752
Hammerspace, Inc., Series B-2*(b)(c)	4/16/25	1,535,929	3,500,000	6,368,730
Hark Labs, Inc., Series A*(b)(c)	4/08/26	132,078	4,999,985	5,772,865
			8,999,984	14,262,347
DIVERSIFIED FINANCIAL SERVICES – 2.8%
Kalshi Inc., Series E*(b)(c)	11/18/25	31,175	9,999,840	18,294,856
Kalshi, Inc., Series F*(b)(c)	4/10/26	24,799	14,999,979	14,553,139
			24,999,819	32,847,995
E-COMMERCE/SERVICE – 1.3%
Manna Drone Delivery, Inc., Series B*(b)(c)	10/31/25	3,590,486	14,999,997	15,080,400
ENTERTAINMENT – 1.0%
Lucra, Inc., Series A1*(b)(c)	7/17/24	226,050	500,000	649,871
Lucra, Inc., Series A1 Prime*(b)(c)	5/28/25	226,050	500,000	649,872
Lucra, Inc., Series B*(b)(c)	1/15/26	3,478,382	10,000,000	10,000,000
			11,000,000	11,299,743
ENTERTAINMENT SOFTWARE – 0.1%
Gamefam, Inc., Series A*(b)(c)	1/31/26	262,933	1,000,000	1,111,358
FINANCE-OTHER SERVICES – 0.9%
Architect Financial Technologies, Series A-2*(b)(c)	6/04/26	629,973	5,002,616	4,891,804
Architect Financial Technologies, Inc., Series A*(b)(c)	12/15/25	694,444	4,999,997	5,392,427
			10,002,613	10,284,231
HEALTHCARE – SERVICES – 1.8%
Cellares Inc., Series D*(b)(c)	5/22/26	1,668,510	20,000,000	20,921,118
HEALTHCARE PRODUCTS – 1.5%
Neuralink Corp., Series E*(b)(c)	5/30/25	237,624	12,000,012	18,206,727
INTERNET – 0.4%
Firmly, Inc., Series A-1*(b)(c)	8/25/25	23,179	122,997	104,296
Firmly, Inc., Series A-3*(b)(c)	5/22/24	164,831	249,999	741,674
Perplexity AI Inc., Series D-1*(b)(c)	11/19/24	60,810	1,999,853	3,347,305
			2,372,849	4,193,275
MACHINERY – CONSTRUCTION & MINING – 0.9%
Radiant Industries, Incorporated, Series C-2*(b)(c)	2/14/25	182,048	3,499,982	5,750,041
Radiant Industries, Incorporated, Series D*(b)(c)	12/15/25	165,417	6,999,984	5,224,745
			10,499,966	10,974,786
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
MACHINERY – DIVERSIFIED – 3.4%
Apptronik, Inc., Series A-1*(b)(c)	2/28/25	223,561	$3,119,987	$8,228,140
Apptronik, Inc., Series A-X*(b)(c)	10/21/25	54,102	2,080,000	1,991,219
Figure AI, Inc., Series B*(b)(c)	2/29/24	189,096	2,499,997	30,255,360
			7,699,984	40,474,719
RETAIL – 1.7%
Wonder, Series D*(b)(c)	6/26/26	2,314,359	20,000,000	19,971,765
SEMICONDUCTOR – 3.0%
Ayar Labs, Inc., Series E*(b)(c)	2/26/26	478,543	24,999,933	33,498,010
Tenstorrent Holdings, Inc., Series D-1*(b)(c)	7/16/24	12,687	1,050,075	1,086,945
Tenstorrent Holdings, Inc., Series D-2*(b)(c)	7/16/24	15,393	1,050,000	1,318,778
			27,100,008	35,903,733
SOFTWARE – 20.4%
Anthropic, Inc., Series C-1*(b)(c)	3/31/23	89,078	1,049,999	49,614,780
Crusoe, Inc., Series E*(b)(c)	2/05/26	119,035	9,999,923	26,925,717
Databricks, Inc., Series K*(b)(c)	9/08/25	33,333	4,999,950	8,743,693
Databricks, Inc., Series L*(b)(c)	1/20/26	39,474	7,500,060	10,354,559
Hydra Host, Inc., Series A-1*(b)(c)	4/06/26	613,682	15,000,008	17,511,477
Lambda Inc., Series D*(b)(c)	1/21/25	277,631	5,124,996	10,549,978
Lambda Inc., Series E-2*(b)(c)	6/10/25	180,483	5,000,000	6,858,354
Mythical, Inc., Series C-1*(b)(c)	4/11/23	60,415	500,001	110,638
Mythical, Inc., Series D*(b)(c)	7/10/25	1,351,791	3,000,001	2,475,535
Mythical, Inc., Series D-1*(b)(c)	1/31/25	287,848	167,029	527,136
OpenAI Group PBC, Series A-2*(b)(c)	10/28/25	10,646	2,001,599	7,219,178
OpenAI Group PBC, Series A-3*(b)(c)	10/28/25	16,294	5,000,000	11,049,154
OpenAI Group PBC, Series C*(b)(c)	3/31/26	72,707	49,999,651	49,303,475
Replit, Inc., Series B-1*(b)(c)	1/23/23	25,385	1,000,000	6,307,665
Replit, Inc., Series C*(b)(c)	7/29/25	54,636	5,000,000	13,575,953
Replit, Inc., Series D*(b)(c)	2/13/26	40,280	9,999,961	10,008,774
Shield AI, Inc., Series F*(b)(c)	10/06/23	45,674	1,999,973	7,019,180
Shield AI, Inc., Series Seed*(b)(c)	9/4/25	20,000	1,742,500	3,073,600
Sortium, Inc., Series Seed-1*(b)(c)	9/27/23	61,111	250,000	242,507
			129,335,651	241,471,353

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2026
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
TRANSPORTATION – 1.7%
Flexport, Inc., Series A*(b)(c)	9/23/22	49	$670	$176
Flexport, Inc., Series B-1*(b)(c)	9/23/22	4,940	67,524	17,784
Flexport, Inc., Series C*(b)(c)	9/23/22	24,640	336,798	88,704
Zipline International, Inc., Series F*(b)(c)	5/30/23	24,877	999,983	1,567,584
Zipline International, Inc., Series G*(b)(c)	7/08/24	35,761	1,500,042	2,253,422
Zipline International, Inc., Series H*(b)(c)	12/03/25	266,599	14,999,995	16,799,310
			17,905,012	20,726,980
TOTAL PREFERRED STOCKS IN PRIVATE COMPANIES			425,559,906	622,717,282
COMMON STOCKS IN PRIVATE COMPANIES – 9.8%
AEROSPACE & DEFENSE – 0.0%
Boom Technology, Inc.*(b)(c)	5/02/24	15,010	999,966	19,126
AUTO PARTS & EQUIPMENT – 2.5%
Wayve Technologies Ltd.*(b)(c)	7/07/26	62,296	29,999,885	29,999,885
COMMERCIAL SERVICES – 4.5%
Stripe Global Holdings Inc*(b)(c)	6/04/26	754,148	50,005,012	53,412,306
DIVERSIFIED FINANCIAL SERVICES – 0.1%
Blockdaemon, Inc.*(b)(c)	6/27/23	830,365	3,010,000	1,562,498
ENTERTAINMENT – 0.4%
Discord, Inc.*(b)(c)	11/14/22	176,670	4,371,120	4,684,370
INTERNET – 0.5%
Revolut Group Holdings LTD (United Kingdom)*(b)(c)	2/11/25	2,888	2,511,789	5,825,096
SOFTWARE – 1.7%
Databricks, Inc.*(b)(c)	7/19/23	27,921	399,999	7,324,052
Epic Games, Inc.*(b)(c)	10/26/22	33,515	15,258,897	13,406,000
			15,658,896	20,730,052
TOTAL COMMON STOCKS IN PRIVATE COMPANIES			106,556,668	116,233,333
CONVERTIBLE NOTE IN PRIVATE COMPANIES – 3.5%
AUTO PARTS & EQUIPMENT – 0.0%
Outrider Technologies, Inc. 6.00%, 4/13/28*(b)(c)	6/10/26	118,429	118,429	119,730
COMMERCIAL SERVICES – 0.0%
Critical Ideas, Inc. (Chipper Cash) 10.00%, 2/28/2027*(b)(c)	8/25/23	500,000	500,000	457,229
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
FINANCE-OTHER SERVICES – 0.1%
Blockdaemon Inc., 5.00%, 5/6/28*(b)(c)	5/6/26	2,000,000	$2,000,000	$1,757,362
SEMICONDUCTOR – 3.3%
Tenstorrent Holdings Inc. 10.00%, 3/31/27*(b)(c)	5/6/26	25,000,000	25,000,000	27,720,350
Tenstorrent Holdings, Inc. 15.00%, 12/31/26*(b)(c)	11/26/25	9,999,991	9,999,991	11,088,130
			34,999,991	38,808,480
TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES			37,618,420	41,142,801
SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES – 1.3%
AEROSPACE & DEFENSE – 0.3%
Boom Technology, Inc.*(b)(c)	7/31/26	3,500,000	3,500,000	3,500,000
BROADCAST SERVICES – 0.0%
Kino Tech, Inc.*(b)(c)	2/27/24	500,000	500,000	551,692
COMMERCIAL SERVICES – 0.0%
Critical Ideas, Inc.*(b)(c) (Chipper Cash)	9/23/22	400,000	400,000	365,783
DIVERSIFIED FINANCIAL SERVICES – 0.1%
Atomic Vaults, Inc.*(b)(c)	1/26/24	600,000	600,000	624,659
HOME FURNISHINGS – 0.8%
Impulse Labs, Inc.*(b)(c)	10/02/25	5,000,000	5,000,000	4,979,400
Impulse Labs, Inc.*(b)(c)	4/6/26	4,750,000	4,750,000	4,730,430
			9,750,000	9,709,830
SOFTWARE – 0.1%
Pave Financial, Inc.*(b)(c)	8/16/23	500,000	500,000	559,881
Tilda Technologies, Inc (Humata AI)*(b)(c)	6/27/23	250,000	250,000	270,272
			750,000	830,153
TOTAL SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES			15,500,000	15,582,117
SPECIAL PURPOSE VEHICLES – 0.6%
SEMICONDUCTOR – 0.3%
Autopilot Horizon V-A LLC (invested in Ayar Labs, Inc., Common Stock)*(b)(c)(e)	4/28/2025	40,868	1,030,000	2,860,793
Coin Tens, LLC (invested in Tenstorrent Holdings, Inc. Preferred Stock Series D-1),*(b)(c)(e)	1/14/2025	12,686	1,068,500	1,086,868
			2,098,500	3,947,661

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2026
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
SOFTWARE – 0.3%
MVP Opportunity Fund VI LLC (invested in Epic Games, Inc. Common Stock)*(b)(c)(e)	9/23/2022	354	$265,125	$141,400
Studio Type One Soul II LLC (invested in OpenAI Group PBC Common Stock)*(b)(c)(e)	7/31/2024	5,797	1,000,000	3,456,711
			1,265,125	3,598,111
TOTAL SPECIAL PURPOSE VEHICLES			3,363,625	7,545,772
WARRANT IN PRIVATE COMPANIES – 0.1%
SOFTWARE – 0.1%
Mythical, Inc.*(b)(c)(d)	12/28/23	482,781	280,142	884,117
TOTAL WARRANTS IN PRIVATE COMPANIES			280,142	884,117
	Shares/ Principal/ Units	Cost	Value
MONEY MARKET FUND – 3.1%
Goldman Sachs Financial Square Treasury Obligations Fund, 3.54%(f)	36,566,839	$36,566,839	$36,566,839
TOTAL INVESTMENTS – 98.8%		892,633,495	1,170,865,658
Other Assets in Excess of Liabilities – 1.2%			14,055,934
Net Assets – 100.0%			$1,184,921,592

*     Non-income producing security

(a)   All or a portion of the security was on loan. The aggregate market value of the securities on loan was $53,152,229; total market value of the collateral held by the fund was $54,663,587. The total market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $54,663,587.

(b)  Restricted security; security may not be publicly sold without registration under the securities act of 1933, as amended. As of July 31, 2026, total investments in such restricted securities were $804,105,422 and are classified as level 3.

(c)   Investment fair valued by ARK Investment Management LLC (the “Adviser”) in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and are subject to the oversight of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(d)  The Fund entered into a Secured and Convertible Promissory Note and Warrant Purchase Agreement with Mythical, Inc. on December 28, 2023. The warrants are exercisable at the next qualified equity financing at $0.001 per share up to two times the portion of the Fund’s convertible note amount.

(e)   The Fund has an investment in an unaffiliated Special Purpose Vehicles (“SPVs”) which has invested in an underlying portfolio company. If applicable, the number of units presented are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(f)   Rate shown represents annualized 7-day yield as of July 31, 2026.

(g)   All or a portion of this investment consists of restricted securities subject to a contractual lock-up or similar transfer restriction. As of July 31, 2026, the aggregate fair value of such investments was $144,814,391, and these investments are classified within Level 1 of the fair value hierarchy. Restrictions expire on varying dates through July 31, 2027, and under normal market conditions, there are no circumstances that could cause the restrictions to lapse earlier.

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year-to-date transactions with companies which are or were affiliates are as follows:

	Value ($) at 7/31/2025	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) on investments in affiliated securities ($)	Net Change in Unrealized Appreciation (Depreciation) on investments in affiliated securities ($)	Net Change in Unrealized Appreciation (Depreciation) on investments in non-affiliated securities ($)	Affiliated Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2026	Value ($) at 7/31/2026
Diversified Financial Services — Canton Strategic Holdings, Inc. (formerly Tharimmune, Inc.)^(a)	$ —	$10,000,000	$ (797,496)	$ (526,418)	$ —	$ (3,230,608)	$ —	$ —	$ —	$ —
	$ —	$10,000,000	$ (797,496)	$ (526,418)	$ —	$ (3,230,608)	$ —	$ —	$ —	$ —

^     As of July 31, 2026, the company was no longer considered to be an affiliated security.

(a)   The company was considered to be an affiliated security for a limited period during the year. As such, the realized gain (loss) during the year is reflected in net realized gain (loss) on investments in affiliated securities and the net change in unrealized appreciation (depreciation) is reflected in net change in unrealized appreciation (depreciation) on investments in non-affiliated securities in the Statement of Operations.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2026

Fair value measurements

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund's own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to determine fair value of the Fund’s investments as of July 31, 2026:

Investment in Securities	Level 1	Level 2	Level 3	Total
Preferred Stocks in Private Companies‡	$ —	$ —	$622,717,282	$ 622,717,282
Common Stocks in Public Companies‡	330,193,397	—	—	330,193,397
Common Stocks in Private Companies‡	—	—	116,233,333	116,233,333
Convertible Note in Private Companies‡	—	—	41,142,801	41,142,801
Simple Agreement to Purchase Equity in Private Companies‡	—	—	15,582,117	15,582,117
Special Purpose Vehicles‡	—	—	7,545,772	7,545,772
Warrant in Private Companies‡	—	—	884,117	884,117
Money Market Fund	36,566,839	—	—	36,566,839
Total	$366,760,236	$ —	$804,105,422	$1,170,865,658

‡      All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented below:

	Common Stocks In Private Companies	Preferred Stocks In Private Companies	Simple Agreement To Purchase Equity In Private Companies	Convertible Note In Private Companies	Convertible Interest Rights in Private Companies	Special Purpose Vehicles	Warrant In Private Companies	Total
Balance at July 31, 2025	$ 40,567,197	$ 90,982,803	$ 18,457,500	$ 1,500,000	$ 8,318,557	$ 9,900,841	$1,071,773	$170,798,671
Purchases	92,715,103	336,388,733	13,250,000	62,118,420	—	—	—	504,472,256
Sales	—	(19,210,780)	—	—	—	(7,016,807)	—	(26,227,587)
Transfer into Level 3	—	—	—	—	—	—	—	—
Transfer out of Level 3	(21,927,762)	(13,097,979)	(4,000,000)	(10,000,000)	—	—	—	(49,025,741)
Conversion	—	35,369,367	(11,050,810)	(16,000,000)	(8,318,557)	—	—	—
Net Realized Gain (Loss)	—	13,788,811	(250,000)	—	—	5,016,824	—	18,555,635
Net Change in Unrealized Appreciation (Depreciation)	4,878,795	178,496,327	(824,573)	3,524,381	—	(355,086)	(187,656)	185,532,188
Ending Balance at July 31, 2026	$116,233,333	$622,717,282	$ 15,582,117	$ 41,142,801	$ —	$ 7,545,772	$ 884,117	$804,105,422
Net Change in Unrealized Appreciation (Depreciation) on Level 3 securities still held as of July 31, 2026	4,878,795	177,526,991	(799,573)	3,524,381	—	2,692,634	(187,656)	187,635,571

Transfers out of level 3 were attributable to investments that completed a liquidity event resulting in publicly traded equity during the period and were subsequently valued using observable market prices.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (concluded) ARK Venture Fund
July 31, 2026

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2026.

Asset type	Fair Value at July 31, 2026	Valuation Approach	Significant Unobservable Inputs	Impact to value if Input Increases*	Range	Weighted Average
Preferred Stocks in Private Companies	$ 622,717,282	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 82.0% – (25.4%)	N/A 4.5%
Common Stocks in Private Companies	116,233,333	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 6.8% – (12.1%)	N/A 5.1%
Simple Agreement to Purchase Equity in Private Companies	15,582,117	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 12.0% – (8.6%)	N/A 0.80%
Convertible Note in Private Companies	41,142,801	Market Approach Scenario analysis	Precedent Transactions Conversion Probability Discount rate	Increase Increase Decrease	N/A 33% 5%	N/A 33% 5%
Special Purpose Vehicles	7,545,772	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A (1.4%)	N/A (1.4)%
Warrant in Private Companies	884,117	Market Approach	Market Movement	Increase	(17.5%)	(17.5)%

*     Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities ARK Venture Fund
July 31, 2026
ASSETS:
Investments at market value (Note 2)(1)	$1,170,865,658
Receivables:
Unsettled investment purchases	12,500,259
Dividends and interest	2,083,897
Capital shares sold	765,344
Investment securities sold	1,689,376
Reimbursement from Adviser	590,222
Total Assets	1,188,494,756
LIABILITIES:
Payables:
Management fees (Note 3)	2,815,036
Audit and tax fees	177,122
Shareholder servicing fees – Class D	150,467
Shareholder servicing fees – Class S	17,323
Shareholder servicing fees – Class U	117
Legal fees	166,000
Transfer agent fees	120,000
Fund accounting, custody & administration fees	50,000
Registration fees	32,000
Credit facility fees	25,000
Other expenses	20,099
Total Liabilities	3,573,164
NET ASSETS	$1,184,921,592
NET ASSETS CONSIST OF:
Paid-in capital	$ 892,442,811
Total distributable earnings	292,478,781
NET ASSETS	$1,184,921,592
NET ASSETS:
Class D	$1,161,199,764
Class S	$ 23,514,495
Class U	$ 207,333
Total Net Assets	$1,184,921,592
Shares outstanding no par value (unlimited shares authorized):
Class D	21,197,600
Class S	430,934
Class U	3,799
Net asset value, per share:
Class D	$ 54.78
Class S	$ 54.57
Class U	$ 54.58
Investments at cost	$ 892,633,495

(1)  Includes loaned securities having a market value of $53,152,229.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations ARK Venture Fund
For the Year Ended July 31, 2026
INVESTMENT INCOME:
Dividend income	$ 2,718,943
Interest income	1,083,006
Securities lending income	186,746
Total Income	3,988,695
EXPENSES:
Management fees (Note 3)	17,245,837
Shareholder servicing fees – Class D	930,793
Shareholder servicing fees – Class S	55,730
Shareholder servicing fees – Class U	257
Legal fees	862,766
Credit facility fees	608,203
Printing & postage	529,191
Transfer agent fees	449,499
Fund accounting, custody & administration fees	363,009
Audit and tax fees	221,232
Registration fees	219,670
Trustee fees	83,250
Other expenses	152,983
Total Expenses	21,722,420
Less expense waivers and reimbursements (Note 3)	(3,489,801)
Net Expenses	18,232,619
Net Investment Loss	(14,243,924)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments in securities	33,354,223
Investments in affiliated securities	(526,418)
Net realized gain	32,827,805
Change in unrealized appreciation on:
Investments in non-affiliated securities	234,271,882
Change in unrealized appreciation	234,271,882
Net realized and unrealized gain on investments	267,099,687
Net Increase in Net Assets Resulting From Operations	$252,855,763

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets ARK Venture Fund

	Year Ended July 31, 2026	Year Ended July 31, 2025
OPERATIONS:
Net investment loss	$ (14,243,924)	$ (2,999,380)
Net realized gain (loss) on investments	32,827,805	(544,484)
Net change in unrealized appreciation on investments	234,271,882	35,762,005
Net increase in net assets resulting from operations	252,855,763	32,218,141
SHAREHOLDER TRANSACTIONS:
Class D
Proceeds from shares sold	779,136,166	131,502,277
Reinvestment of distributions	—	240,804
Distributions from distributable earnings	—	(345,035)
Cost of shares repurchased	(76,442,872)	(19,726,974)
Net increase in net assets resulting from shareholder transactions, Class D	702,693,294	111,671,072
Class S
Proceeds from shares sold	24,431,512	—
Reinvestment of distributions	—	—
Cost of shares repurchased	(3,188,309)	—
Net increase in net assets resulting from shareholder transactions, Class S	21,243,203	—
Class U
Proceeds from shares sold	199,095	—
Reinvestment of distributions	—	—
Cost of shares repurchased	—	—
Net increase in net assets resulting from shareholder transactions, Class U	199,095	—
Total increase in net assets from shareholder transactions	724,135,592	111,671,072
Increase in net assets	976,991,355	143,889,213
NET ASSETS:
Beginning of period	207,930,237	64,041,024
End of period	$1,184,921,592	$207,930,237
CHANGES IN SHARES OUTSTANDING:
Class D
Shares outstanding, beginning of period	6,185,204	2,461,289
Shares sold	16,429,320	4,381,031
Shares reinvested	—	8,045
Shares repurchased	(1,416,924)	(665,161)
Shares outstanding, end of period, Class D	21,197,600	6,185,204
Class S
Shares outstanding, beginning of period	—	—
Shares sold	485,745	—
Shares reinvested	—	—
Shares repurchased	(54,811)	—
Shares outstanding, end of period, Class S	430,934	—
Class U
Shares outstanding, beginning of period	—	—
Shares sold	3,799	—
Shares reinvested	—	—
Shares repurchased	—	—
Shares outstanding, end of period, Class U	3,799	—
Shares outstanding, end of period	21,632,333	6,185,204

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows ARK Venture Fund
For the Year Ended July 31, 2026
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$ 252,855,763
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(783,971,769)
Proceeds from sales of investments	115,023,918
Unsettled investment purchases	(12,500,259)
Conversion of promissory note	—
Net (payments) proceeds from short-term investment securities	(27,124,452)
Net realized gain on investments	(32,827,805)
Net change in unrealized appreciation on investments	(234,271,882)
(Increase) decrease in assets:
Receivables for capital shares sold	(237,886)
Reimbursement from Adviser	(147,505)
Investment securities sold	(1,689,376)
Receivable for dividends and interest	(1,914,605)
Increase (decrease) in liabilities:
Management fees	2,378,658
Audit and tax fees	(72,878)
Fund accounting, custody & administration fees	(29,684)
Transfer agent fees	65,874
Trustee fees	(7,083)
Credit facility fees	18,000
Shareholder servicing fee	144,104
Registration fees	30,314
Legal Fees	149,537
Other accrued expenses	(6,576)
Net cash used in operating activities	$(724,135,592)

Cash flows provided by financing activities:
Class D
Proceeds from shares sold	$ 779,136,166
Cost of shares repurchased	(76,442,872)
Cash distributions paid (net of reinvestments)	—
Class S
Proceeds from shares sold	$ 24,431,512
Cost of shares repurchased	(3,188,309)
Cash distributions paid (net of reinvestments)	—
Class U
Proceeds from shares sold	$ 199,095
Cost of shares repurchased	—
Cash distributions paid (net of reinvestments)	—
Proceeds from credit facility borrowings	6,000,000
Repayments of credit facility borrowings	(6,000,000)
Increase in bank overdraft	—
Net cash provided by financing activities	$ 724,135,592
Net increase in cash	$ —

Cash:
Beginning of year	$ —
End of year	$ —

Supplemental disclosure of cash flow information:
Reinvestment of distributions	$ —
Interest expense paid during the year	$ 68,425

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund – Class D
For a share outstanding throughout the period presented.
	Year Ended July 31, 2026	Year Ended July 31, 2025	Year Ended July 31, 2024	Period Ended July 31, 2023(1)
Per Share Data:
Net asset value, beginning of period	$ 33.62	$ 26.02	$ 25.24	$ 20.00
Net investment loss(2)	(1.09)	(0.76)	(0.60)	(0.43)
Net realized and unrealized gain on investments	22.25	8.46	1.58	5.67
Total gain from investment operations	21.16	7.70	0.98	5.24
Total distributions	—	(0.10)	(0.20)	—
Net asset value, end of period	$ 54.78	$ 33.62	$ 26.02	$ 25.24
Total Return at Net Asset Value(3)	62.94%	29.62%	3.86%	26.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,161,200	$207,930	$64,041	$24,919
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	3.45%(4)	4.39%(4)	5.32%(4)	9.33%(4)(5)
Expenses, net of expense waivers and reimbursements	2.90%(4)	2.90%(4)	2.90%(4)	2.90%(4)(5)
Net investment loss	(2.27)%(4)	(2.58)%(4)	(2.37)%(4)	(2.37)%(4)(5)
Portfolio turnover rate(6)	20%	8%	29%	27%

(1)   For the period September 1, 2022 (commencement of operations) to July 31, 2023.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund's operating expenses on a monthly basis to the extent that the Fund's total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs, organizational expenses, and extraordinary expenses) exceed 2.90% of the Fund's average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(5)  Annualized.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund – Class S
For a share outstanding throughout the period presented.
Period Ended July 31, 2026(1)
Per Share Data:
Net asset value, beginning of period	$ 40.70
Net investment loss(2)	(0.92)
Net realized and unrealized gain on investments	14.79
Total gain from investment operations	13.87
Distributions to Shareholders:	—
Net asset value, end of period	$ 54.57
Total Return at Net Asset Value(3)	34.08%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$23,514
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	4.43%(4)(5)
Expenses, net of expense waivers and reimbursements	3.60%(4)(5)
Net investment loss	(2.65)%(4)(5)
Portfolio turnover rate(6)	20%

(1)   For the period November 28, 2025 (commencement of operations) to July 31, 2026.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs, organizational expenses, and extraordinary expenses) exceed 3.60% of the Fund’s average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund – Class U
For a share outstanding throughout the period presented.
Period Ended July 31, 2026(1)
Per Share Data:
Net asset value, beginning of period	$40.70
Net investment loss(2)	(0.92)
Net realized and unrealized gain on investments	14.80
Total gain from investment operations	13.88
Distributions to Shareholders:	—
Net asset value, end of period	$54.58
Total Return at Net Asset Value(3)	34.10%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$ 207
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	4.33%(4)(5)
Expenses, net of expense waivers and reimbursements	3.50%(4)(5)
Net investment loss	(2.66)%(4)(5)
Portfolio turnover rate(6)	20%

(1)  For the period November 28, 2025 (commencement of operations) to July 31, 2026.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs, organizational expenses, and extraordinary expenses) exceed 3.50% of the Fund’s average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements July 31, 2026

1. Organization

ARK Venture Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Delaware statutory trust on January 11, 2022 and commenced operations on September 1, 2022. The Fund operates as an “interval fund” and continuously offers its shares of beneficial interest (“Shares”). To provide liquidity, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value pursuant to Rule 23c-3 of the 1940 Act.

The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. The Fund may invest, without limit, in privately placed or restricted securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies and publicly traded securities. The Fund may also borrow money for investment purposes.

ARK Investment Management LLC serves as the Fund’s investment adviser (the “Adviser”) under an Investment Advisory Agreement (“Advisory Agreement”).

The Fund’s fiscal and tax reporting year ends July 31.

2. Significant Accounting Policies

These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Fund is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Fund:

Investment Valuation

The values of the Fund’s securities that are traded on a securities market are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available (as is generally the case with private companies) or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser which was selected by the Board of Trustees of the Fund (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. For direct investments in portfolio companies, management primarily uses the market approach to estimate the fair value of private companies. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition of the security, latest round of financing data, current financial position and operating results, among other factors. Securities transactions outside conventional channels are recorded as of the date the Fund obtains a right to demand the securities purchased or to collect the proceeds of sale, and incurs an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively. Because of the uncertainty and judgement involved in the valuation of those portfolio company securities that do not have a readily available market price, the estimated fair value of such securities may be different from values that would have been used had a readily available market existed for such securities. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investments in money market funds are valued at their NAV as of the close of each business day.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on an accrual basis. Payment in-kind interest

Notes to Consolidated Financial Statements (continued) July 31, 2026 is included in interest income and is reflected in receivables from dividends and interest in the Statement of Assets and Liabilities up to the payment date. On the payment date, the Fund capitalizes the accrued interest receivable as an additional investment and records it at the fair value of the investment.

Securities Lending Income

Securities lending income, net of fees paid to The Bank of New York Mellon (“BNY”) is recognized as earned and reported as a separate line item in the Fund's Statement of Operations.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Fund’s consolidated statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Wholly-owned Subsidiary

The Fund seeks to gain exposure to private companies through ARK Venture Private Holdings LLC, a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary is a Delaware limited liability company and the Fund is its sole member. All intercompany transactions and balances have been eliminated in consolidation.

Segment Reporting

The officers of the Fund act as the Fund’s chief operating decision maker (“CODM”). The Fund operates as a single operating segment, reflecting the CODM’s oversight of long-term strategic asset allocation in accordance with the Fund’s prospectus and investment strategy. The CODM evaluates performance and allocates resources using the Fund’s portfolio composition, total returns, expense ratios, and changes in net assets — measures consistent with the amounts presented in the Fund’s financial statements. Segment assets are presented as “total assets” on the Statement of Assets and Liabilities, and segment revenues and expenses are presented on the Statement of Operations.

3. Management and Other Agreements

Management

Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board of Trustees and is responsible for the day-to-day investment management of the Fund. The Fund pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 2.75% (“Management Fee”) in return for providing investment management services.

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Fund, the custodian of the Fund’s assets and also provides transfer agency, fund accounting and various administrative services to the Fund (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Consolidated Financial Statements (continued) July 31, 2026

Distribution

The Fund’s Shares are continuously offered and distributed primarily by Foreside Fund Services, LLC (“Distributor”) and its associated persons through investment platforms and financial intermediaries. The Fund pays to the Distributor a shareholder servicing fee, payable monthly in arrears, at an annual rate of 0.15%, 0.85% and 0.75% of the average daily net assets of the Fund for Class D Shares, Class S Shares and Class U Shares, respectively. Class D Shares and Class U Shares are not subject to a sales load. Class S Shares may be subject to a sales load of up to 3.50% of the amount invested. The Distributor may pay the investment platforms and financial intermediaries up to the full amount of the shareholder servicing fee.

Board of Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are elected by shareholders and are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the initial shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

Each Independent Trustee receives an annual retainer fee of $25,000 for services provided as a Trustee of the Fund, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board, Audit and Nominating Committees each also receive an additional annual retainer fee of $5,000, $2,500 and $2,500, respectively, for their service as such.

Line of Credit

On September 25, 2024, the Fund entered into a credit agreement with Texas Capital Bank (the “TCB Credit Agreement”). On December 9, 2025, the Fund utilized its accordion feature under the TCB Credit Agreement to increase the maximum amount of the borrowing under the TCB Credit Agreement from $15,000,000 to $30,000,000. Subsequently, on January 9, 2026, the Fund and Texas Capital Bank entered into a Second Amendment to the TCB Credit Agreement to further increase the maximum amount of the borrowing to $60,000,000. The TCB Credit Agreement also contains customary covenants that, among other things, limit the Fund’s ability to incur additional debt, incur certain types of liens, make certain distributions, and engage in certain transactions, including mergers and consolidations. The Fund’s ability to borrow under the TCB Credit Agreement is also subject to the limitations of the 1940 Act and various other conditions. The purpose of the TCB Credit Agreement is primarily to finance temporary timing differences. The unused balance of the TCB Credit Agreement bears commitment fees at an annual interest rate of 0.50%. For the year ended July 31, 2026, the Fund drew $6,000,000 on the TCB Credit Agreement for a total of 50 days at an average annual interest rate of 8.33%. The Fund incurred $68,425 in interest expense for utilizing the TCB Credit Agreement and paid $202,274 in commitment fees. Additionally, the Fund incurred $312,504 in legal and upfront fees, associated with the TCB Credit Agreement, which are presented as credit facility fees within the Consolidated Statement of Operations.

Expense Limitation Agreement

In March 2023, the Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets for Class D (“Expense Limit”). The Expense Limitation Agreement went into effect starting April 1, 2023. On July 3, 2025, the Expense Limitation Agreement between the Fund and the Adviser was amended whereby the agreement shall remain in effect indefinitely until the Board approves its termination. The Adviser may not recoup expenses reimbursed or fees waived pursuant to the Amended and Restated Expense Limitation Agreement. The Fund added two new classes on November 28, 2025. The Expense Limitation Agreement for Class S is 3.60% and the Expense Limitation Agreement for Class U is 3.50%.

4. Shares of Beneficial Interest

The Fund offers an unlimited number of Shares on a continuous basis. The minimum initial investment by a shareholder for the Shares is $500, while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share.

As of July 31, 2026, the Adviser owned 245 shares, 246 shares, and 246 shares of Class D, Class S, and Class U, respectively. As of July 31, 2026, feeder vehicles advised by the Adviser, owned 405,206 shares of Class D.

Notes to Consolidated Financial Statements (continued) July 31, 2026

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities, excluding short-term obligations, for the year ended July 31, 2026 were $783,971,769 and $115,023,918, respectively. On July 30, 2026, the Fund provided payments for $12,500,259 for the purchase of shares of private companies. The respective Stock Transfer Agreements became effective August 3, 2026. At July 31, 2026, the Fund recorded the payment as an unsettled investment purchases pending effective share receipt and legal transfer.

6. Securities Lending

The Fund participates in a securities lending program offered by The Bank of New York Mellon (“BNY”) (the “Program”), which provides for the lending of securities to qualified brokers. The Fund has selected Morgan Stanley & Co. LLC as its exclusive borrower in connection with the Program. Pursuant to a securities lending agreement dated October 27, 2025, between the Investment Adviser and Morgan Stanley & Co. LLC, the borrowing counterparty was granted the exclusive right to borrow equity securities for a term commencing November 1, 2025 and ending December 31, 2026. In consideration for the exclusive borrowing rights and the administrative, monitoring, and oversight services in connection with the securities lending program, the borrowing counterparty paid a one-time upfront fee to the Investment Adviser.

Securities lending income includes earnings on the temporary investment of cash collateral, plus or minus any rebate paid to the borrower. BNY receives a fee in connection with lending agent and administrative services provided relating to the Program based on Fund’s lending volume under the Program.

Collateral on all securities loaned is accepted in the form of cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value of the securities on loan, plus interest, if applicable. It is the Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. As a result, the value of the collateral held may be temporarily less than the value of the securities on loan.

Lending securities entails the risk of loss to the Fund if, and to the extent that, the market value of the securities loaned increases, the borrower fails to increase the collateral accordingly, and the borrower does not return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNY.

Cash collateral, if applicable, is held in a separate account managed by BNY, which is authorized to exclusively invest such collateral in money market instruments and overnight repurchase agreements collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury, U.S. Government, or any agency, instrumentality, or authority of the U.S. Government. Securities purchased with cash collateral received are reflected in the Schedule of Investments. BNY bears the risk of any deficiency in the amount of cash collateral available for return to the borrower due to losses on the collateral investments.

The value of loaned securities outstanding, and the related collateral for the securities on loan, at July 31, 2026, is shown on the Schedule of Investments. Non-cash collateral received by the Fund, if any, may not be sold or re-pledged except to satisfy a borrower default.

7. Federal Income Tax

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The management of the Fund is required to analyze all open tax years, including the year of inception, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities.

Notes to Consolidated Financial Statements (continued) July 31, 2026

As of July 31, 2026, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
ARK Venture Fund	$895,089,006	$318,379,719	$(42,603,269)	$275,776,450

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, passive foreign investment companies, corporate actions and differences in the tax treatment of partnership investments. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values.

At July 31, 2026, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Post October Loss and Late Year Loss	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation	Total Earnings
ARK Venture Fund	$—	$18,738,162	$(2,035,831)	$—	$275,776,450	$292,478,781

At July 31, 2026, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Total Distributable Earnings	Paid-in Capital
ARK Venture Fund	$—	$—

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2026		Year Ended July 31, 2025
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
ARK Venture Fund	$—	$—	$—	$345,035

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2026, the Fund incurred and elected to defer to August 1, 2026 Post-October Losses and Late Year Ordinary Losses as follows:

Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Venture Fund	$2,035,831	$—

8. Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, intends to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the

Notes to Consolidated Financial Statements (continued) July 31, 2026

Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

During the year ended July 31, 2026, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Offer Notice	September 2, 2025	December 2, 2025	March 2, 2026	June 2, 2026
Repurchase Request Deadline	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Repurchase Pricing Date	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Repurchase Offer Amount	5.00%	5.00%	5.00%	5.00%
% of Shares Tendered	1.50%	1.51%	1.73%	4.23%
% of Shares Repurchased	1.50%	1.51%	1.73%	4.23%
Shares Tendered	118,597	160,709	252,236	940,193
Shares Repurchased	118,597	160,709	252,236	940,193
Percentage of Shares Tendered that were Repurchased:	100%	100%	100%	100%

9. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Investment Risks

The Fund’s prospectus contains additional information regarding the risks associated with an investment in the Fund.

Privately Held Company Risk: The Fund invests primarily in privately-held companies. Investments in privately held companies involve a number of significant risks, including the following: these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they typically depend on the management talents and efforts of a small group of persons; there is generally little public information about these companies and these companies and their financial information are not subject to the Securities Exchange Act of 1934 and other regulations that govern public companies, and there may be an inability to uncover all material information about these companies; they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and; they may have difficulty accessing the capital markets to meet future capital needs.

Simple Agreements for Future Equity Risk: The Fund has entered into simple agreements for future equity (“SAFEs”) with various portfolio companies. A SAFE is a contractual agreement that provides the Fund with the right to receive equity securities of a private company upon the occurrence of specified future events, typically a subsequent equity financing. SAFEs do not represent debt instruments and generally do not accrue interest, have a stated maturity date, or provide for mandatory repayment. Instead, upon a qualifying financing event, the SAFE converts into preferred shares (or other equity securities) of the issuer, often at a discount to the financing price and/or subject to a valuation cap, as defined in the agreement. If a qualifying financing event does not occur, conversion may be triggered by other specified events, such as a change in control or liquidation, in accordance with the terms of the SAFE.

Valuation Risk: Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Notes to Consolidated Financial Statements (concluded) July 31, 2026

Market Risk: The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, exchange trading suspensions and closures (including exchanges of the Fund’s underlying securities), infectious disease outbreaks or pandemics.

Concentration Risk: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. To the extent that the Fund continues to be concentrated in groups of industries in the technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

11. New Accounting Pronouncement

In December 2023, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which enhances the transparency and decision usefulness of income tax disclosures. The amendments are effective for annual periods beginning after December 15, 2024. The Fund has adopted ASU 2023-09, which did not have a material impact on the Fund’s financial statements or disclosures.

On September 9, 2026, the FASB issued ASU 2026-03, Fair Value Measurement (Topic 820): Investment Companies with Equity Securities Subject to Contractual Sale Restrictions, that requires investment companies to incorporate the effect of any contractual sale restriction when measuring the fair value of an equity security. ASU 2026-03 also requires investment companies to disclose the amount of any discount(s) attributable to contractual sale restrictions included in the fair value measurement of equity securities. The new standard must be applied prospectively to all equity securities upon adoption with any changes in fair value recorded as an adjustment to earnings. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. At this time, management is still evaluating the potential impact of adopting the amendments and has not yet determined the impact, if any, on the Fund’s financial statement disclosures.

12. Subsequent Events

Subsequent events occurring after July 31, 2026 have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of ARK Venture Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of ARK Venture Fund (the “Fund”), including the consolidated schedule of investments, as of July 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and for the period from September 1, 2022 (commencement of operations) to July 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at July 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and for the period from September 1, 2022 (commencement of operations) to July 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more ARK Invest investment companies since 2022.

New York, NY

September 25, 2026

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK Venture Fund files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year. The ARK Venture Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 888-511-2347. In addition, ARK Venture Fund’s portfolio holdings are available on our website, www.ark-ventures.com. The ARK Venture Fund intends to publish complete portfolio holdings for the Fund as of the end of each month subject to a 1 business-day lag between the date of the information and the date on which the information is disclosed and further subject to certain portfolio holdings being anonymized until such holdings are required to be disclosed in a shareholder report or a N-PORT filing.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK Venture Fund, is available without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK Venture Fund files with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information will be available without charge, upon request, by calling 888-511-2347 collect, visiting our website at www.ark-ventures.com, or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Risks Involved with Investing in the Fund (Unaudited)

This report should be read in conjunction with the Fund’s prospectus.

The principal risks of investing in the ARK Venture Fund include:

Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Disruptive Innovation Risk: Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Repurchase Program Risk: Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Communications Sector Risk: The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cybersecurity Risk: As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct

Risks Involved with Investing in the Fund (Unaudited) (continued)

cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Financial Technology Risk: Companies that are developing financial technologies (“FinTech”) that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal impediments attributable to competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A FinTech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, FinTech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Future Expected Genomic Business Risk: The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and

Risks Involved with Investing in the Fund (Unaudited) (continued)

other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Issuer Risk: Because the Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk: The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk: The Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Next Generation Internet Companies Risk: The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer

Risks Involved with Investing in the Fund (Unaudited) (concluded)

demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Simple Agreements for Future Equity Risk: The Fund has entered into simple agreements for future equity (“SAFEs”) with various portfolio companies. A SAFE is a contractual agreement that provides the Fund with the right to receive equity securities of a private company upon the occurrence of specified future events, typically a subsequent equity financing. SAFEs do not represent debt instruments and generally do not accrue interest, have a stated maturity date, or provide for mandatory repayment. Instead, upon a qualifying financing event, the SAFE converts into preferred shares (or other equity securities) of the issuer, often at a discount to the financing price and/or subject to a valuation cap, as defined in the agreement. If a qualifying financing event does not occur, conversion may be triggered by other specified events, such as a change in control or liquidation, in accordance with the terms of the SAFE.

Tax Risk: To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unlisted Shares: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange which exposes the Shares to liquidity risk.

Board Approval of Management Agreement (Unaudited)

Annual Review and Approval of ARK Venture Fund Contract

Under Section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK Venture Fund’s (“Fund”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider whether to approve the continuation of the Investment Advisory Agreement between the Fund and ARK Investment Management, LLC (“ARK”) (the “Management Agreement”) on behalf of the Fund.

In advance of the quarterly Board meeting held on June 29, 2026 (“Meeting”), the Independent Trustees and their counsel reviewed and discussed with representatives of an independent data provider the report prepared by that provider, that compared, among other things, the Fund’s performance, fees and expenses with those of comparable funds managed by other investment advisers in connection with the Independent Trustees’ consideration of the continuation of the Management Agreement. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreement, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.

After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreement on behalf of the Fund. The determination made by all of the Trustees to approve the continuation of the Management Agreement was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreement for the Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Fund under the Management Agreement. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreement, including: (i) the qualifications of the portfolio managers, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and investment advisory services to the Fund; and (ii) the terms of the Management Agreement. The Trustees considered ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreement. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, compliance and legal personnel and ARK’s management of the operations of the Fund.

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the investment advisory services that ARK provides to the Fund by ARK are satisfactory and support the decision of the Trustees to approve the continuation of the Management Agreement with respect to the Fund.

(b) The investment performance of the Fund relative to comparable funds managed by other investment advisers and relevant market indices. The Trustees considered a report prepared by an independent data provider, which compared the performance of the Fund to that of comparable funds as identified by such independent data provider for the one- and three-year periods ended March 31, 2026, as applicable. The Trustees also considered ARK’s senior management’s discussion of the relative performance of the Fund for the periods ended March 31, 2026 and year to date.

Based upon their review of the investment performance of the Fund and ARK’s senior management’s discussion of the investment performance of the Fund, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of comparable funds and relevant market indices.

(c) A comparison of the management fee of the Fund with those of comparable funds managed by other investment advisers and other funds and accounts managed by ARK with comparable investment strategies. The Trustees considered a report prepared by an independent data provider, which compared the management fees paid by the Fund with those paid by comparable funds as identified by such independent data provider. The Board noted that the management fee paid by the Fund generally was in line with the applicable peer group median. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the management fee paid by the Fund and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Fund, ARK generally provides these clients with fewer services than it provides to the Fund.

Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the management fee paid by the Fund was reasonable considering the services received by the Fund.

Board Approval of Management Agreement (Unaudited) (concluded)

(d) A comparison of the net expense ratio of the Fund with those of comparable funds managed by other investment advisers. The Trustees considered a report prepared by an independent data provider, which compared the net expense ratio of the Fund with the net expense ratios of comparable funds as identified by such independent data provider. The Trustees noted that the Fund’s net expense ratio was in line with the applicable peer group median.

Based on the net expense ratio comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of the Fund was reasonable.

(e) The extent to which economies of scale may be realized as the Fund’s assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and noted that ARK had contractually agreed to waive fees and/or reimburse certain expenses in order to limit certain of the Fund’s operating expenses.

(f) The cost of the services provided and profits realized by ARK from the relationship with the Fund. The Trustees considered the revenues ARK received from the Fund and the costs ARK incurred in providing services to the Fund and that ARK had contractually agreed to waive fees and/or reimburse certain expenses in order to limit certain of the Fund’s operating expenses. The Trustees noted that for the 2025 calendar year, the Fund had not been profitable to ARK.

Based on the information provided to the Trustees, the Trustees concluded that despite ARK’s lack of profitability from managing the Fund, the quality and scope of services provided by ARK are reasonable considering the overall investment performance of the Fund.

(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Fund. The Trustees noted that ARK’s reputation as an asset manager has likely benefited from the performance of the Fund and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Fund.

The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Fund are reasonable.

(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreement.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreement.

General Conclusion. Based on its consideration of the factors discussed above, and such other information as it deemed appropriate and relevant, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the continuation of the Management Agreement, including the fees payable under that Agreement. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement with respect to the Fund for an additional one-year period.

Board of Trustees and Executive Officers (Unaudited)

Independent Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 1970	Trustee	Since April 27, 2022

Chief Financial Officer, Sterling Consolidated Corp (2011 – 2024); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm); Co-Founder, Midland Capital Holdings Corp (bank holding company)

Director of Sterling Consolidated Corp (2011 – 2024); Director and Audit Committee Chair of Midland Capital Holdings Corp
Darlene T. DeRemer, 1955	Trustee	Since April 27, 2022	Retired.

Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Director, Alpha Healthcare Acquisition Corp. III (since 2021 – 2023); Interested Trustee, Esoterica Thematic Trust (2020 – 2021); Director member of each of the Audit, Governance, Compliance and Ethics and Brokerage Committees, Core Bridge/Valic Trust (since 2022);

Robert G. Zack, 1948	Trustee	Since April 27, 2022	Adjunct Professor at the University of Virginia School of Law (since 2014); President, Visionaire Condominium (since 2014)	Trustee of University of Virginia Law School Foundation (2011 – 2022).

Interested Trustee

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 1955	Chief Executive Officer, Chief Investment Officer and Trustee	Since April 27, 2022	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013)

I Director, MIMIK Technologies Inc. (since 2021); NexPoint Advisors: NexPoint Diversified Real Estate Trust (since 2022), NexPoint Real Estate Finance Inc. (since 2020), NexPoint Residential Trust Inc. (since 2020), VineBrook Homes Trust Inc. (since 2020), NexPoint Homes Trust (since 2022); Board Member, Strange Brewing SA (since 2018); Board of Directors, spark Labs (since 2022); Board of Directors, The Tifin Group LLC (since 2021).

Board of Trustees and Executive Officers (Unaudited) (concluded)
Officer’s Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since April 27, 2022	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013).
Kellen Carter, 1982	Chief Legal Officer and Secretary	Since April 27, 2022

Chief Legal Officer (since 2026), Chief Compliance Officer (2016 – 2026), Associate General Counsel, ARK Investment Management LLC (since April 2016); Interim General Counsel, ARK Investment Management LLC (2016 – 2018); Corporate Counsel, ARK Investment Management LLC (since July 2018).

Glyn Hunter, 1986	Chief Financial Officer and Chief Accounting Officer	Since September 22, 2026	Director of Fund Accounting — Ventures, ARK Investment Management LLC (since May 2026); Director, PricewaterhouseCoopers LLP (2011 – 2026).
Kathleen Fontano, 1981	Chief Compliance Officer and Director of Compliance	Since August 1, 2026	Chief Compliance Officer (since August 2026); Director of Compliance, ARK Investment Management LLC (since November 2020).
Thomas G. Staudt, 1987	President	Since April 27, 2022	Chief Operating Officer, ARK Investment Management LLC (since April 2018); Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018).

For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-511-2347.

General Information (Unaudited)

Investment Adviser

ARK Investment Management LLC

200 Central Avenue, Suite 220

St. Petersburg, FL 33701

Administrator, Custodian, Transfer Agent, and Accounting Agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 200 Central Avenue, St. Petersburg, FL 33701 | 888.511.2347 | info@ark-invest.com | ark-ventures.com

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item.

(d)    The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

(e)     Not applicable.

(f)     A copy of the Code of Ethics is filed as an Exhibit.

Item 3.       Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Scott R. Chichester is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

Audit Fees

(a)     The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $255,950 for July 31, 2025 and $454,600 for July 31, 2026.

Audit-Related Fees

(b)    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2025 and $0 for July 31, 2026.

Tax Fees

(c)     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,730 for July 31, 2025 and $13,240 for July 31, 2026.

The services comprising the fees disclosed under this category are:

1.      Review and sign as paid preparer the federal, excise and state tax returns for each fund

2.      Assist management with identification of PFICs through subscription to EY’s proprietary PFIC Analyzer

All Other Fees

(d)    The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2025 and $0 for July 31, 2026.

(e)(1)     The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2025 were $467,730 and for July 31, 2026 were $473,251.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of three Independent Trustees. Messrs. Chichester and Zack and Ms. DeRemer currently serve as members of the Audit Committee. Mr. Chichester is the Chairman of the Audit Committee.

Item 6.       Investments.

(a)     The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

The Company’s statement regarding the basis for approval of its investment advisory contract is included as part of the report to shareholders filed under Item 1(a) of this form.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

ARK INVESTMENT MANAGEMENT LLC

Proxy Voting Policy

I.       Introduction

ARK Investment Management LLC (“Adviser”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to the Investment Team1 and others in discharging the Adviser’s proxy voting duty and to seek to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.     Statement of Policy

The Adviser recognizes its fiduciary responsibility to vote proxies solely in the client’s best interests. The Adviser has adopted this Policy as a means reasonably designed to ensure that it votes any shares owned by clients, which have delegated discretionary proxy voting authority to the Adviser, in the best interest of the clients considering all relevant factors and without regard to the

____________

1   The Adviser’s Portfolio Manager, Associate Portfolio Managers, Traders, Directors of Research and Research Analysts, including Research Associates and Analyst Interns, Director of Investment Analysis and Institutional Strategies and Chief Futurist.

interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean (unless with respect to a particular client, such client has otherwise specified) the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment (held by various clients or accounts) increase over time. The Adviser will accept directions from a client to vote the client’s proxies in a manner that may result in such client’s proxies being voted differently than the Adviser might vote proxies of other clients over which the Adviser has full discretionary proxy voting authority. The Adviser believes such client directions should be treated as customized proxy voting guidelines and this Policy does not generally apply to customized proxy voting guidelines.

It is the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to those clients that have delegated discretionary proxy voting authority to the Adviser. Specific disclosure requirements as to investment company clients, such as the ARK Venture Fund and series of ARK ETF Trust (“Trusts”), are described in section V hereof and in the Trust Compliance Manual. Exceptions to this Policy, including without limitation section V.3, may be granted with the prior written approval of the Adviser’s Chief Compliance Officer or delegate (“CCO”).

III.   Procedures

Subject to the procedures set forth below, the Adviser maintains responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

1.      Use of Third-Party Proxy Service

In connection with its responsibilities expressed herein the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in client accounts are submitted in a timely manner and also provides recordkeeping and reporting services. As part of the Adviser’s arrangement with the Proxy Agent it will provide research for each proxy and a recommendation as to how to vote on each issue based on the research of a third-party research provider (Glass, Lewis & Co., LLC) (“Research Provider”) with regard to the individual facts and circumstances of the proxy issue and the Research Provider’s application of its research findings to the Research Provider’s guidelines. The Adviser will utilize the Research Provider’s guidelines to help improve its understanding of the issues surrounding a company’s proxy proposals. Absent a client directive to vote a proposal a certain way or a determination to override the Research Provider’s recommendations, as set forth below, the Adviser will instruct the Proxy Agent to cast votes in accordance with the Research Provider’s recommendations (“Recommendation”). The Adviser will ultimately follow the voting guidelines outlined in Sections 2 and 3 below.

2.      Voting Guidelines

The Adviser has approved proxy voting guidelines applicable to the subject matters of common proxy proposals (the “Approved Guidelines”) based on the Research Provider’s guidelines. As discussed in Section 3 of this Policy, depending on the subject matter of a proposal, the Adviser may vote in accordance with a Recommendation, override a Recommendation, and/or consider a proxy proposal on a case-by-case basis. The Adviser holds the right to override any Recommendation they deem fit, as long as it provides and documents valid reasoning. The decision to override remains the responsibility of each company’s lead analyst, or his/her designee, as well as the Adviser’s Portfolio Manager for its indexed products (collectively referred to as the “Lead”).

Among other things, the Adviser may choose not to vote proxies under the following circumstances:

1.      if the effect on the clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

2.      if the cost of voting the proxy outweighs the possible benefit; or

3.      if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority.

If for some other reason proxies are not voted for clients, the Adviser and/or a third-party will conduct an analysis to review whether the lack of voting would have had a material impact on the outcome of the vote. The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Administrative matters beyond the Adviser’s control can, at times, prevent the Adviser from voting proxies.

3.      Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter of the ballot item. When determining how to vote proxies, the Adviser will be guided by the Approved Guidelines set forth below. These general policies are intended to promote a consistent approach to proxy voting.

1.      Executive, Director, and Employee Compensation

The Adviser supports efforts by companies to adopt compensation and incentive programs to attract and retain talent. In instances where the Recommendation is against a compensation-based proposal, the Lead will review the proposal and generally override the Recommendation.

2.      Auditors

The Adviser agrees with the Research Provider’s guidelines to support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor. Therefore, the Adviser will vote in line with the Recommendation on auditor-focused proposals.

3.      Election of Directors and Committee Members

The Adviser predominately believes that company management is in the best position to choose which individuals to elect and re-elect to the company’s Board of Directors and Committees. In instances where the Recommendation is against the election or re-election of a director, the Lead will review the proposal and the Research Provider’s reasoning against the election and generally override the Recommendation.

4.      Shareholder Rights and Governance

The Adviser agrees with the Research Provider’s guidelines to support proposals increasing or enhancing shareholder rights such as declassifying the board, eliminating supermajority voting, allowing shareholders to call a special meeting, and adopting majority voting for the election of directors. The Adviser also agrees with voting against proposals to eliminate or reduce shareholder rights. Therefore, the Adviser will generally vote in line with the Recommendation on shareholder rights proposals.

5.      Mergers, Acquisitions and Contested Meetings

The Adviser believes that proposals related to mergers, acquisitions and contested meetings should be examined on a case-by-case basis. The Lead will review the facts of each merger, acquisition and contested meeting ballot item and have the option to override the Recommendation if they deem fit.

6.      Shareholder Proposals: Environment

The Adviser believes that shareholder proposals asking the issuer to adopt a certain practice or take certain actions, to cause a particular practice or to cease certain practices or take certain actions related to a company’s activities or operations should be reviewed on a case-by-case basis. Such proposals include those seeking to cease a certain practice or take certain actions related to a company’s activities or operations, seeking enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles. The Lead will review the facts of each environmental-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

7.      Shareholder Proposals: Social

The Adviser believes that shareholder proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles, should be reviewed on a case-by-case basis. The Adviser also agrees to review proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general and proposals seeking to increase reporting and review of a company’s political and charitable spending as well as its lobbying practices on a case-by-case basis. The Lead will review the facts of each social-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

8.      Other Categories

The Research Provider’s guidelines are not all-encompassing and do not include all subject matters. The items listed below are subject matters not covered by the Research Provider’s guidelines, that the Adviser has drafted Approved Guidelines for:

a.      Employment/Service Agreements of Employees

Generally, the Adviser supports efforts by companies to adopt employment and service agreements for employees to attract and retain talent and will vote with management on such ballot items. In instances where the Recommendation is against a proposal regarding an employment and/or service agreement, the Lead will review the proposal and generally override the Recommendation.

b.      Approval/Ratifications of Company Documents

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval and/or ratification of company documents (i.e. financial statements, Articles of Association, bylaws) based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

c.      Approval of Allocation of Income and Dividends

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval of allocation of income and dividends based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

If a ballot item is related to subject matter outside of those described above, the Lead will review the ballot item and Recommendation on a case-by-case basis and with the option to override the Recommendation if they deem fit.

The Adviser will review, and update, if necessary, the Approved Guidelines, periodically and upon major updates to the Research Provider’s Recommendations.

4.      Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the Lead must memorialize the determination by filling out a Proxy Vote Override Form and submit it to the Adviser’s Chief Compliance Officer or delegate (“CCO”) for determination as to whether a potential material conflict of interest exists between the Adviser and the clients on whose behalf the proxy is to be voted (“Material Conflict”). Each Lead has an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser also:

1.      manages the issuer’s or proponent’s pension plan; or

2.      manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser is a close relative of, or has a personal or business relationship with:

1.      an executive of the issuer or proponent;

2.      a director of the issuer or proponent;

3.      a person who is a candidate to be a director of the issuer;

4.      a participant in the proxy contest; or

5.      a proponent of a proxy proposal.

Material Conflicts based on business relationships will only be considered to the extent that the Lead has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If the CCO determines that there is no potential Material Conflict, the Lead may override the Recommendation and the proxy issue can be voted as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, the CCO will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy — i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential or actual Material Conflict, the CCO may consider the following factors:

1.      the percentage of outstanding securities of the issuer held on behalf of clients by the Adviser;

2.      the nature of the relationship of the issuer with the Adviser or its executive officers;

3.      whether there has been any attempt to directly or indirectly influence the lead analyst’s decision;

4.      whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party; and

5.      whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding a potential conflict.

In the event the Research Provider has a conflict and thus, is unable to provide a Recommendation, the Lead will make a voting recommendation and complete a Proxy Vote Override Form as he/she determines is in the best interest of clients. The CCO will review the form and if the CCO determines that there is no potential or actual Material Conflict will instruct the Proxy Agent to vote the proxy issue. If the CCO determines that there exists or may exist a Material Conflict, the CCO will decide based on a consideration of the factors noted above.

5.      Lending

The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant Lead shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

IV.    Compliance Monitoring

The CCO will periodically review Proxy Agent reports of overrides to confirm that proper override and conflict checking procedures were followed.

V.      Client Reporting

1.      General

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

2.      Investment Company Clients

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines, and any material amendments thereto, to the board of directors/trustees of any registered investment company client, including each Trust’s Board of Trustees.

The Adviser will report overrides, any exceptions to this Policy granted by the CCO, and the reasons therefore, to each Trust’s Board of Trustees.

With respect to proxies voted on behalf of a registered investment company client, the Adviser will make Form N-PX available via the SEC’s EDGAR database. Form N-PX discloses all proxies voted for such client for the trailing-12-month period ending on June 30. The report will generally contain the following information:

1.      the name of the issuer of the security;

2.      the security’s CUSIP number;

3.      the security’s ISIN number;

4.      the shareholder meeting date;

5.      a brief description of the matter voted on;

6.      the vote category;

7.      an additional description if the vote category is “Other”;

8.      whether the matter was proposed by the issuer or by a security holder;

9.      the number of shares voted;

10.    the number of shares on loan;

11.    how the Registrant voted; and

12.    whether the Registrant voted for or against management.

The Adviser will review that proper disclosure is made in each registered investment company client’s Statement of Additional Information describing the policies and procedures used to determine how to vote proxies relating to such client’s portfolio securities.

3.      Disclosure to Third Parties

Since the manner in which the Adviser votes proxies on behalf of its clients may be considered material non-public information, employees may not disclose the Adviser’s actual vote (until voting results are made public) or the Adviser’s voting intentions to any third party (except electronically to regulatory agencies) including, but not limited to, proxy solicitors, non-clients, and the media. The Adviser may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

VI.    Recordkeeping

Either the Adviser or the Proxy Agent, or both, as indicated below, will maintain the following records:

1.      a copy of this Policy (Adviser);

2.      a copy of the Research Provider’s guidelines (Adviser);

3.      a copy of each proxy statement received by the Adviser regarding client securities (Proxy Agent);

4.      a record of each vote cast by the Adviser on behalf of a client (Proxy Agent);

5.      a copy of all documents created by the Adviser that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (Adviser); and

6.      a copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the Adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser)

Such records must be maintained for at least six years.

VII.  Class Action

The Adviser may take action regarding class action suits, with respect to securities owned by its clients, for those clients which have delegated class action authority to the Adviser. In connection with its class action responsibilities, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide class action services. Broadridge is authorized to:

1.      Provide asset recovery services covering global securities class action lawsuits and disgorgements;

2.      File the proof of claim and the required documentation directly with the claims administrator; and

3.      Collect and receive payment from the claims administrator and distribute as directed by the Adviser.

Adopted: August 2014

Amended: February 2, 2015

Amended: February 16, 2016

Amended: June 12, 2017

Amended: January 26, 2018

Amended: January 25, 2019

Amended: May 29, 2020

Amended: July 9, 2021

Amended: April 27, 2022

Amended: December 30, 2022

Amended: October 2, 2023

Amended: June 5, 2024

Amended: July 1, 2024

Amended: November 30, 2025

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Catherine D. Wood is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Catherine D. Wood	Trustee, Chief Executive Officer and Chief Investment Officer	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013).

(a)(2)     Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of July 31, 2026:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Catherine D. Wood	Registered investment companies	11	$12,185,681,531	0	$0
	Other pooled investment vehicles	19	$9,189,001,653	4	$1,188,627,561
	Other accounts	27	$915,166,239	0	$0

Potential Conflicts of Interests

ARK Investment Management LLC (“ARK” or “Adviser”) has a fiduciary duty to act in the best interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since the Adviser manages accounts other than the Fund, its duty of loyalty to one client may at times conflict with its duty of loyalty to another client, particularly with respect to allocating trades. Other accounts managed by the Adviser’s portfolio manager might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Based on this relationship, the potential conflicts of interest that may arise from the Adviser’s side-by-side management of the Fund and other accounts include: limitation of trading based on the Adviser’s knowledge of Fund and/or other account trading; inability to take advantage of certain investment opportunities; possibility of contrary positions amongst the Fund and other accounts; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

Catherine D. Wood, Chief Investment Officer and principal owner of the Adviser, does not receive a salary, but as the significant equity holder of ARK, may receive earnings from ARK. Ms. Wood may also receive a discretionary bonus based on the quality of the advisory services and the overall financial performance of ARK. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Fund, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

(a)(4)     Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by the Portfolio Manager or Management Team Member as of July 31, 2026:

Name	Dollar Range of Fund Shares Beneficially Owned
Catherine D. Wood	Over $1,000,000

(b)    Not applicable.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)     Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.     Controls and Procedures.

(a)     As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19.     Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.
(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK Venture Fund
By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 7, 2026
By (Signature and Title)*	/s/ Glyn Hunter
Glyn Hunter
Chief Financial Officer and Chief Accounting Officer
(principal financial officer)
Date	October 7, 2026

*       Print the name and title of each signing officer under his or her signature.